                                                                    Exhibit 10.6

















                            CALICO TECHNOLOGY, INC.

                          INVESTORS' RIGHTS AGREEMENT


                                  May 26, 1995

                               TABLE OF CONTENTS



                                                                            Page
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
SECTION 1  Restrictions on Transferability of Securities:
           Registration Rights . . . . . . . . . . . . . . . . . . . . . .     1
    1.1    Certain Definitions . . . . . . . . . . . . . . . . . . . . . .     1
    1.2    Requested Registration. . . . . . . . . . . . . . . . . . . . .     3
    1.3    Company Registration . . . . . . . . . . . . . . . . . . . . . .    5
    1.4    Expenses of Registration. . . . . . . . . . . . . . . . . . . .     6
    1.5    Registration on Form S-3. . . . . . . . . . . . . . . . . . . .     7
    1.6    Registration Procedures . . . . . . . . . . . . . . . . . . . .     7
    1.7    Indemnification . . . . . . . . . . . . . . . . . . . . . . . .     8
    1.8    Information by Holder . . . . . . . . . . . . . . . . . . . . .    11
    1.9    Limitations on Registration of Issues of Securities . . . . . .    11
    1.10   Rule 144 Reporting. . . . . . . . . . . . . . . . . . . . . . .    11
    1.11   Transfer or Assignment of Registration Rights . . . . . . . . .    12
    1.12   "Market Stand-Off" Agreement  . . . . . . . . . . . . . . . . .    12
    1.13   Allocation of Registration Opportunities. . . . . . . . . . . .    13
    1.14   Delay of Registration . . . . . . . . . . . . . . . . . . . . .    13
    1.15   Termination of Registration Rights. . . . . . . . . . . . . . .    13

SECTION 2  Covenants of the Company. . . . . . . . . . . . . . . . . . . .    14
    2.1    Basic Financial Information . . . . . . . . . . . . . . . . . .    14
    2.2    Inspection. . . . . . . . . . . . . . . . . . . . . . . . . . .    15
    2.3    Right of First Refusal. . . . . . . . . . . . . . . . . . . . .    15
    2.4    Key Person Life Insurance . . . . . . . . . . . . . . . . . . .    16
    2.5    Proprietary Information and Inventions Agreements . . . . . . .    17
    2.6    Transactions with Affiliates. . . . . . . . . . . . . . . . . .    17
    2.7    Common Stock Vesting. . . . . . . . . . . . . . . . . . . . . .    17
    2.8    Small business Status . . . . . . . . . . . . . . . . . . . . .    17
    2.9    Termination of Covenants. . . . . . . . . . . . . . . . . . . .    17

SECTION 3  Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . .    18
    3.1    Governing Law . . . . . . . . . . . . . . . . . . . . . . . . .    18
    3.2    Successors and Assigns. . . . . . . . . . . . . . . . . . . . .    18
    3.3    Entire Agreement; Amendment; Waiver . . . . . . . . . . . . . .    18
    3.4    Notices, etc. . . . . . . . . . . . . . . . . . . . . . . . . .    18
    3.5    Delays or Omissions . . . . . . . . . . . . . . . . . . . . . .    18
    3.6    Rights; Separability. . . . . . . . . . . . . . . . . . . . . .    19
    3.7    Information Confidential. . . . . . . . . . . . . . . . . . . .    19
    3.8    Titles and Subtitles. . . . . . . . . . . . . . . . . . . . . .    19
    3.9    Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . .    19
    3.10   Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .    19


                          INVESTORS' RIGHTS AGREEMENT


          This Investors' Rights Agreement (this "Agreement") is made and entered into as of the 26th day of May, 1995 by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), and the persons identified on Schedule A attached hereto (the "Investors").


                                    RECITALS


          WHEREAS, the Company, the Founder, and the Investors are parties to the Series A preferred Stock Purchase Agreement dated as of May 26, 1995 (the "Preferred Stock Purchase Agreement"); and

          WHEREAS, in order to induce the Company and the Founder to enter into the Preferred Stock Purchase Agreement and to induce the Investors to invest funds in the Company pursuant to the Preferred Stock Purchase Agreement, the Investors, the Founder and the Company hereby agree that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issuable to the Investors and certain other matters as set forth herein.

              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

                                   SECTION 1

                       Restrictions on Transferability of
                        Securities; Registration Rights


          1.1 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

               (a) "First Closing" shall mean the date of the Company's sale of shares of the Company's Series A Preferred Stock.

               (b) "Second Closing" shall mean the date of the Founder's sale of shares of the Company's Series A Preferred Stock.

               (c) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

               (d) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.


                                       1.

               (e) "Form S-3" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

               (f) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.11 hereof.

               (g) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than thirty percent (30%) of the outstanding Registrable Securities. For purposes of such calculation, holders of Shares shall be considered to hold the shares of Common Stock then issuable upon conversion of such Shares.

               (h) "Investors" shall mean persons who purchased Shares pursuant to the Preferred Stock Purchase Agreement.

               (i) "Other Investors" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include their securities in certain registrations.

               (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), and (iii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in
(i) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned.

               (k) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement.

               (l) "Registration Expenses" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, the reasonable fees and disbursements of one counsel for the selling Holders, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company).


                                       2.

                (m) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                (n) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

                (o) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time, corresponding to such Act.

                (p) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses).

                (q) "Shares" shall mean the Company's Series B Preferred Stock sold to the Investors in the First and Second Closings.

        1.2  Requested Registration.

                (a) Request for Registration. If the Company shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) five years after the date of this Agreement or (ii) six months after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public, a written request, specifying that it is made pursuant to this Section 1.2, that the Company effect a registration with respect to all or a part of the Registrable Securities having a reasonably anticipated aggregate offering price, net of underwriting discounts and commissions, that exceeds $7,500,000, the Company will:

                        (i) promptly give written notice of the proposed registration to all other Holders; and

                        (ii) as soon as practicable, use best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with the Securities Act) as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request received by the Company within twenty (20) days after such written notice from the Company is effective.

        The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.2:


                                       3.

                        (A) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                        (B) After the Company has effected two such registrations pursuant to this Section 1.2(a) and such registrations have been declared or ordered effective;

                        (C) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration pursuant to Section 1.3 hereof; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                        (D) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made under Section 1.5 hereof.

                (b) Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing for the period during which such disclosure would be seriously detrimental, provided, that the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the request of the Initiating Holders, and, provided further, that (except as provided in Section 1.2(a)(ii)(C) above) the Company shall not defer its obligation in this manner more than once in any twelve (12) month period.

        The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 1.2(b) hereof, include other securities of the Company and may include securities of the Company being sold for the account of the Company.

                (c) Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section 1.2 and the


                                       4.

Company shall include such information in the written notice referred to in
Section 1.2(a)(i) above. The right of any Holder to registration pursuant to
Section 1.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

            (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.2 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.2, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section
1. The Company shall (together with all Holders, and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriter(s) are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.2, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as possible) to the amount of Registration Securities owned by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities proposed to be sold by persons other than the Holders are first entirely excluded from the underwriting. If the person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. The securities so excluded shall also be withdrawn from registration. Any Registrable Securities or other securities excluded shall also be withdrawn from such registration. If Registrable Securities are so withdrawn from the registration and if the number of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.2(d), then the Company shall offer to all Holders who have retained rights to include Registrable Securities in the registration the right to include additional Registrable Securities in the registration in an aggregate amount equal to the number of shares withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in preparation (as nearly as practicable) to the amount of Registrable Securities owned by such Holders.

      1.3   Company Registration.

            (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.2 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to



                                       5.

a Commission Rule 145 transaction, or a registration on any registration form which does not permit secondary sales, the Company will:

                (i)     promptly give to each Holder written notice thereof; and

                (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.3(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder within twenty (20) days after the written notice from the Company described in clause (i) above is effective. Such written request may specify all or a part of a Holder's Registrable Securities.

                (b) Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under this Section 1.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be allocated among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders), but in no event shall the amount of securities of the selling Holders included in the offering be reduced (i) unless the securities of all selling shareholders other than such selling Holders are excluded entirely and (ii) in any event, below thirty percent (30%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling shareholders may be excluded entirely if the underwriters make the determination described above. For purposes of the above parenthetical concerning allocation, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder (and in the case of a partnership, any affiliated partnerships), or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such" selling shareholder" as defined in this sentence.

        14. Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.2, 1.3,

                                       6.

or 1.5 shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to
Section 1.2 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section 1.2 hereof. Notwithstanding the foregoing, if such withdrawal is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.2, such registration shall not be treated as a counted registration for purposes of Section 1.2 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf.


          1.5  Registration on Form S-3.

               (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this
Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(a)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve
(12) month period, after the Company has effected two (2) such registrations pursuant to this Section 1.5(a) and such registrations have been ordered or declared effective.

               (b) If a request complying with the requirements of Section 1.5(a) hereof is delivered to the Company, the provisions of Sections 1.2(a)(i) and (ii) and Section 1.2(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.2(c) and 1.2(d) hereof shall apply to such registration.

          1.6 Registration Procedures. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company will, as expeditiously as possible,

               (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities, and use its best efforts to cause such registration statement to become effective, and to keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described therein, which ever first occurs. The Company shall not be required to file, cause





                                       7.

to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Act;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request;

               (d) Notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

               (e) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.2 hereof, the Company will enter into an underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions;

               (f) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service process in any such states or jurisdictions.

          1.7  Indemnification.

               (a) To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors and partners, legal counsel and accountants and each person controlling such Holder within the meaning of
Section 15 of the Securities Act, with respect to which registration, qualification or compliance has been effected pursuant




                                       8.

to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation (or alleged violation) by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under any of the foregoing applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will pay, as incurred, to each such Holder, each of its officers, directors, partners, legal counsel and accountants and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action, provided, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Paragraph 1.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

        (b) To the extent permitted by law, each Holder will, if Registrable Securities held by him are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission
(or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will pay as incurred, to the Company and such Holders, directors, officers, partners, legal counsel and accountants, persons, underwriters or control persons any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action;
in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder; provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages



                                       9.

or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld).

               (c)  Each party entitled to indemnification under this Section
1.7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party (together with all other indemnified parties which may be represented without conflict by one counsel) may participate in such defense (and shall have the right to retain one separate counsel, with the fees and expenses to be paid by the Indemnifying Party), and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               (d) If the indemnification provided for in this Section 1.7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                                      10.

                    (f) The obligations of the Company and Holders under this
Section 1.7 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

              1.8 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 1.

              1.9 Limitations on Registration of Issues of Securities. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which would allow such holder or prospective holder (a) to include such securities in any registration filed under Sections 1.2 or 1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 1.2(a) or within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

              1.10 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

                    (a) Make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                    (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                    (c) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

                    (d) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its


                                      11.

compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

        1.11 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under Sections 1.2, 1.3 and 1.5 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits and the like), and only provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and provided further that the transferee or assignee of such rights assumes the obligations of such Holder under this Section 1. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of a partnership who are partners or retired partners of such partnership (including spouses and ancestors, lineal descendants and siblings of such partners or spouses who acquire Registrable Securities by gift, will or intestate succession) shall be aggregate together with the partnership; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under this Section 1.

        1.12 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, an Investor shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such an Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

                (a) such agreement only applies to the first two registration statements of the Company, covering securities to be sold on its behalf to the public in an underwritten offering; and

                (b) all Holders and officers and directors of the Company enter into similar agreements;

        The obligations described in this Section 1.12 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule

                                      12.

145 transaction on Form S-14 or Form S-15 or similar forms which may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

          1.13 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities which may be so included, the number of shares of Registrable Securities which may be so allocated among the Holders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion; provided, however, that, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities to be included in such registration, if any Holder does not request inclusion of the maximum number of shares of Registrable Securities allocated to him pursuant to the above-described procedure, the remaining portion of his allocation shall be reallocated among those requesting Holders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities that may be included in the registration on behalf of the Holders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by any other shareholder of the Company or with respect to registrations under Sections 1.3 or 1.5 hereof, in order to include in such registration securities registered for the Company's own account.

          1.14 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.15 Termination of Registration Rights. The right of any Holder to request inclusion in any registration pursuant to this Section 1.15 shall terminate on the earlier of (i) the fifth anniversary of the effective date of the registration statement relating to the Company's first firm commitment underwritten public offering of Common Stock, or (ii) such date as all shares of Registrable Securities held or entitled to be held upon conversion by such Holder may immediately be sold under Rule 144 during any ninety (90) day period.


                                      13.

                                   SECTION 2

                            Covenants of the Company

     2.1  Basic Financial Information. The Company shall deliver to each
Investor:

          (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, a balance sheet as of the end of such fiscal year, an income statement, and statements of shareholder's equity and cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company;

          (b) as soon as practicable, but in any event within forty-five (45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

          (c) so long as such Investor holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

          (d) so long as such Investor holds at least 500,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year prepared on a monthly basis, including balance sheets and a statement of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

          (e) with respect to the financial statements called for in subsections (b) and (c) of this Section 2.1, an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financials were prepared in accordance with GAAP consistently applied with prior practice for earlier periods (with the exception of footnotes that may be required by GAAP) and fairly present the financial condition of the Company and its results of operation for the period specified subject to year-end audit adjustment;

          (f) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time request, provided, however, that the Company shall not be obligated under this subsection (f) or any other subsection of Section 2.1 to provide information which it deems in good faith to be a trade secret or similar confidential information.

                                      14.

          2.2 Inspection. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided however that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless the recipient is not a competitor of the Company and signs an appropriate nondisclosure agreement.

          2.3 Right of First Refusal. The Company hereby grants to each Holder who owns any Shares or any shares of Common Stock issued upon conversion of the Shares the right of first refusal to purchase a pro rata share of New
Securities (as defined in this Section 2.3) which the Company may, from time to time, propose to sell and issue. A Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock owned by such Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. Each Holder shall have a right of over-allotment such that if any Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Holders may purchase the non-purchasing Holder's portion on a pro rata basis within ten
(10) days from the date such non-purchasing Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right of first refusal shall be subject to the following provisions:

          (a) "New Securities" shall mean any capital stock (including Common Stock and/or Preferred Stock) of the Company whether now authorized or not, and rights, options or warrants to purchase such capital stock, and securities of any type whatsoever that are, or may become, convertible into capital stock; provided that the term "New Securities" does not include (i) securities purchased under the Preferred Stock Purchase Agreement; (ii) securities issued upon conversion of the Shares; (iii) securities issued pursuant to the acquisition of another business entity or business segment of any such entity by the Company by merger, purchase of substantially all the assets or other reorganization whereby the Company will own not less than fifty-one percent (51%) of the voting power of such business entity or business segment of any such entity; (iv) any borrowings, direct or indirect, from financial institutions or other persons by the Company, whether or not presently authorized, including any type of loan or payment evidenced by any type of debt instrument, provided such borrowings do not have any equity features including warrants, options or other rights to purchase capital stock and are not convertible into capital stock of the Company; (v) securities issued to employees, consultants, officers or directors of the Company pursuant to any stock option, stock purchase or stock bonus plan, agreement or arrangement approved by the Board of Directors; (vi) securities issued to vendors or customers or to other persons in similar commercial situations with the Company if such issuance is approved by the Board of Directors; (vii) securities issued in connection with obtaining lease financing, whether issued to a lessor, guarantor or other person; (viii)

                                      15.

securities issued in connection with any stock split, stock dividend or recapitalization of the Company; and (ix) any right, option or warrant to acquire any security convertible into the securities excluded from the definition of New Securities pursuant to subsections (i) through (x) above.

            (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Holder shall have twenty (20) days after any such notice is effective to agree to purchase such Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

            (c) In the event the Holders fail to exercise fully the right of first refusal within said twenty (20)-day period, and after the expiration of the ten (10) day period for the exercise of the over-allotment provisions of this Section 2.3, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the New Securities respecting which the Holders' right of first refusal option set forth in this Section 2.3 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Holders pursuant to Section 2.3(b). In the event the Company has not sold within said 60-day period or entered into an agreement to sell the New Securities within said 60-day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Holders in the manner provided in Section 2.3(b) above.

            (d) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, with a price per share in excess of $4.00 and aggregate proceeds in excess of $7,500,000.

            (e) The right of first refusal set forth in this Section 2.3 may not be assigned or transferred, except that (i) such right is assignable by each Holder to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any such Holder, and (ii) such right is assignable between and among any of the Holders.

      2.4 Key Person Life Insurance. The Company has as of the date hereof or shall within ninety (90) days of the date hereof use its commercially reasonable efforts to obtain from financially sound and reputable insurers term life insurance on the life of William G. Paseman in the amount of $1,000,000, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. The Company will cause to be


                                      16.

maintained the term life insurance required by this Section 2.4 hereof, except as otherwise decided in accordance with policies adopted by the Company's Board of Directors. Such policies shall name the Company as loss payee and shall not be cancelable by the Company without prior approval of the Board of Directors.

          2.5 Proprietary Information and Inventions Agreements. The Company will cause each employee and consultant now or hereafter employed by it or any subsidiary with access to confidential information to enter into a proprietary information and assignment of inventions agreement substantially in the form approved by the Board of Directors.

          2.6 Transactions with Affiliates. The Company shall not, without the approval of the disinterested members of the Company's Board of Directors, engage in any loans, leases, contracts or other transactions with any director, officer or key employee of the Company, or any member of any such person's immediate family, including the parents, spouse, children and other relatives of any such person, on terms less favorable than the Company would obtain in a transaction with an unrelated party, as determined in good faith by the Board of Directors.

          2.7 Common Stock Vesting. Any Common Stock or options to purchase Common Stock of the Company issued as of the Closing and thereafter to employees, including the Founder, shall (a) be approved by the Board of Directors, (b) (or unless otherwise expressly approved by the Board of Directors) vest as follows: after twelve (12) months of employment, 25% of such shares or options shall vest, the remainder vesting linearly and monthly over the subsequent thirty-six (36) months, for which vesting shall commence on the commencement date of employment with the Company, (c) provide for the right of the Company to repurchase any non-vested stock at the original purchase price in the event of termination of employment, (d) provide for a right of first refusal in favor of the Company and, subsequently, in favor of the Investors on a pro rata basis with respect to the vested stock to purchase such stock at the bona fide offered price therefor (which right shall terminate upon a registered public offering of the Company), (e) provide for customary restrictions on transfer and (f) require such employee to agree in connection with a public offering by the Company to enter into a lock-up agreement with the underwriters of such offering covering the one hundred eighty (180) day period following the effective date of such offering. The Company's right under any such agreement will be assignable.

          2.8 Small Business Status. In the event that the Company proposes to act or engage in a transaction that would be reasonably expected to result in the termination or impairment of the Company's capital stock status as "qualified small business stock" set forth in Section 1202(c) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company shall notify the Investors and consult in good faith to devise a mutually agreeable and reasonable alternative transaction structure that would preserve such status.

          2.9  Termination of Covenants. The covenants set forth in this
Section 2 (other than Section 2.3, which covenant shall terminate as prescribed in Section 2.3(d)) shall terminate and be of no further force and effect after the time of effectiveness of the



                                      17.

registration statement relating to the Company's first firm commitment underwritten public offering of common stock.

                                   SECTION 3

                                 Miscellaneous

          3.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California, as if entered into by and between California residents exclusively for performance entirely within California.

          3.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          3.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Registrable Shares and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

          3.4 Notices, etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given when mailed by United States first-class mail, postage prepaid, or delivered personally addressed by hand or special courier to the party to be notified at the address indicated for such person on Schedule A attached hereto, or at such other address as such party or permitted assignee shall have furnished to the Company in writing.

          3.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.



                                      18.

        3.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        3.7 Information Confidential. Each Holder acknowledges that the information received by them pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

        3.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        3.9 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        3.10 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.



                                      19.

        IN WITNESS WHEREOF, the parties hereto have executed this Investors' Rights Agreement effective as of the day and year first above written.



                                        COMPANY:

                                        CALICO TECHNOLOGY, INC.

                                        By: /s/ WILLIAM D. PASEMAN
                                          ------------------------------


                                        Title:
                                          ------------------------------




                                        FOUNDERS:



                                        By: /s/ WILLIAM D. PASEMAN
                                          ------------------------------
                                                William G. Paseman


                   SIGNATURE PAGE TO CALICO TECHNOLOGY, INC.
                          INVESTORS' RIGHTS AGREEMENT

                                   INVESTORS:



                                      20.

                            CALICO TECHNOLOGY, INC.

                               AMENDMENT NO. 1 TO
                          INVESTORS' RIGHTS AGREEMENT


     THIS AMENDMENT NO. 1 is made as of December 11, 1995, between CALICO TECHNOLOGY, INC., a California corporation (the "Company"), and the Investors set forth on the signature pages hereto.

     The Company and the Investors are parties to an Investors' Rights Agreement, dated as of May 26, 1995 (the "Investors' Agreement"). In connection with an equipment financing with Lighthouse Capital Partners, L.P., ("Lighthouse"), the Company will issue a warrant to Lighthouse (the "Warrant") to acquire shares of the Company's Series A Preferred Stock (the "Preferred Stock").

     As a condition to the financing, the Company has agreed to grant Lighthouse registration rights with respect to the shares of the Company's Common Stock issuable upon conversion of the Preferred Stock, and the Investors desire to amend the Investors' Agreement to include Lighthouse thereunder.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The Company and the Investors hereby amend the Investors Agreement to include Lighthouse as a "Holder" thereunder and to include the Common Stock issuable upon conversion of the Preferred Stock issuable upon exercise of the Warrant as "Registrable Securities" thereunder.

     2. Section 1.1(j) of the Investors' Agreement shall be amended in their entirety as set forth below:

          "(j)   "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), (iii) all the shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), and (iv) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) or (iii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this
Section 1 are not assigned."

     3. Each Investor, by executing this Amendment No. 1, hereby agrees to waive its right of first refusal and the twenty (20) day notice requirement under Section 2.3 of the Investors' Agreement to purchase up to its pro rata share of the Preferred Stock, or any warrants to purchase Preferred Stock, issued or to be issued to Lighthouse pursuant to the Preferred Stock Purchase Warrant between the Company and Lighthouse, dated on or about the 11th day of December, 1995.

     4. For purposes of the Investors' Agreement, Lighthouse and any other holder of the Warrant and the Preferred Stock issuable upon exercise thereof shall be deemed to be the record holder or holders of the Registrable
Securities issuable directly or indirectly upon exercise and conversion thereof.

     5. All notices and other communications under the Investors' Agreement shall be made to Lighthouse at the address specified below and thereafter at such other address, notice of which is given in accordance with Section 3.4 of the Investors' Agreement:



                                       1.

                           Lighthouse Capital Partners, L.P.
                           100 Drakes Landing Road, Suite 260
                           Greenbrae, California 94904
                           Attn.: Contract Administration
                           Phone: (415) 925-3370
                           Fax: (415) 925-3387


     6. The Investors' Agreement as modified herein shall remain in full force and effect as so modified.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   COMPANY:


                                   CALICO TECHNOLOGY, INC.

                                   By:  /s/ WILLIAM G. PASEMAN
                                      ---------------------------------

                                   Its:    President
                                       --------------------------------


                                   FOUNDERS:


                                   By:  /s/ WILLIAM G. PASEMAN
                                      ---------------------------------
                                          William G. Paseman



                                       2.

                            AMENDMENT NUMBER TWO TO
                          INVESTORS' RIGHTS AGREEMENT

        This Amendment Number Two to Investors' Rights Agreement (this "Amendment") is made as of June 7, 1996, by and among Calico Technology, Inc., a California corporation (the "Company"), William G.Paseman (the "Founder"), and the persons identified on Schedule A attached hereto ("Investors").

                                    Recitals

        A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreements dated as of May 26, 1995 (the "Series A Purchase Agreement") entered into an Investor's Rights Agreement dated May 26, 1995 with Founder and the Company ("Investors' Rights Agreement").

        B. The Company, the Founder and certain investors are entering into a Series B Preferred Stock Purchase Agreement dated as of the date of this Amendment (the "Series B Purchase Agreement"), pursuant to which, subject to the satisfaction of certain conditions, the investors are agreeing to purchase from the Company a total of up to 2,000,000 and from the Founder a total of 400,000 shares of Series B Preferred Stock of the Company on the terms set forth in the Series B Purchase Agreement.

        C. The parties to the Investors' Rights Agreement desire that each investor purchasing shares of Series B Preferred Stock pursuant to the Series B Purchase Agreement have all rights of "Investors" under the Investors' Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   Agreement

        The parties hereto, intending to be legally bound, hereby agree as follows:

        1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms herein will have the meanings set forth in the Investors' Rights Agreement.

        2.    Investors' Rights Obligations.

              (a) Effective upon: (i) the purchase by any Investor or shares of the Company's Series B Preferred Stock at the closing of the sale and purchase of shares under the Current Purchase Agreement; (ii) the execution and delivery by such Investor of a signature page to this Amendment countersigned by the Founder and the Company; and (iii) the satisfaction of the conditions set forth in Section 3 of this Amendment, such investor will be an "Investor" for all purposes of the Investors' Rights Agreement, as amended hereby, and the following sections of the Investors'

Rights Agreement will be amended as follows:

          Section 1.1(q) will be amended by deleting such provision in its entirety and replacing it with the following:

               (q) "Shares" shall mean the Company's Series A Preferred Stock and Series B Preferred Stock.

          Section 1.12 will be amended by deleting the first paragraph in its entirety and replacing it with the following:

          "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Registrable Securities of the Company, an Investor shall not sell or otherwise transfer or dispose of any Registrable Securities of the Company held by such an Investor (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

          Section 2.1(c) will be amended by deleting such provision in its entirety and replacing it with the following:

               (c) so long as such Investor holds at least 400,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) within thirty (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

          Section 2.1(d) will be amended by deleting such provision in its entirety and replacing it with the following:

               (d) so long as such Investor holds at least 400,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year prepared on a monthly basis, including balance sheets and a statement of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

     3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Investors' Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in Section 2.3 of the Investors' Rights Agreement with respect to the issuance of the Series B Preferred Stock pursuant to the Series B Purchase Agreement.

      4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Investors' Rights Agreement) under the Investors' Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Investors' Rights Agreement).

      5. Continued Effect. Except as otherwise expressly provided herein, the Investors' Rights Agreement will continue in full force and effect, in accordance with its terms.

      6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Investors' Rights Agreement.

The parties have executed this Amendment as of the date first above written.

                            FOUNDER:


                            /s/  WILLIAM D. PASEMAN
                            -----------------------------------------
                            William D. Paseman


                            INVESTOR:

                            Name:
                                 ------------------------------------
                                      (Please print or type)

                            Signature:
                                      -------------------------------


                            Address:
                                     --------------------------------
                                         (Please print or type)


                            COMPANY:

                            CALICO TECHNOLOGY, INC.


                            By: /s/ ROBERT PAYNE
                                --------------------------------------

                            Title:  President
                                 -------------------------------------

                           AMENDMENT NUMBER THREE TO
                          INVESTORS' RIGHTS AGREEMENT

     This Amendment Number Three to Investors' Rights Agreement (this "Amendment") is made as of January 29, 1997, by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), and each person who has executed a signature page to this Amendment (referred to collectively as the "Investors" and individually as an "Investor").

                                    Recitals

     A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreement dated as of May 26, 1995 (the "Series A Purchase Agreement") entered into an Investors' Rights Agreement dated May 26, 1995 with Founder and the Company ("Investors' Rights Agreement").

     B. In connection with an equipment financing with Lighthouse Capital Partners, L.P., the Company entered into Amendment Number One to the Investors' Rights Agreement with Founder and the Company.

     C. Certain investors who purchased shares of Series B Preferred Stock of the Company pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of June 7, 1996 (the "Series B Purchase Agreement") entered into Amendment Number Two to the Investors' Rights Agreement with Founder and the Company.

     D. In connection with a loan (the "Loan") from Venture Lending & Leasing, Inc. ("Venture Lending"), the Company will issue a warrant to Venture Lending (the "Warrant") to acquire shares of the Company's Series B Preferred Stock.

     E. As a condition of the Loan, the Company has agreed to grant Venture Lending registration rights with respect to shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock issuable upon exercise of the Warrant, and the Investors desire to amend the Investors' Rights Agreement to include Venture Lending thereunder such that Venture Lending will have all rights of "Investors" under the Investors' Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   Agreement

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms used herein will have the meanings set forth in the Investors' Rights Agreement.

     2.   Investors' Rights and Obligations.

          (a) Effective upon: (i) the issuance of the Warrant at the closing of the Loan; (ii) the execution and delivery by Venture Lending of a signature page to this Amendment; and (iii) the satisfaction of the conditions set forth in Section 3 of this Amendment, such

Investor will be an "Investor" for all purposes of the Investors' Rights Agreement, as amended hereby, and the following sections of the Investors' Rights Agreement will be amended as follows:

          Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

                (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), and (v) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (iii) or (iv) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned."

       3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Investors' Rights Agreement, as amended) and Founder waive compliance with the terms of the right of first refusal set forth in Section 2.3 of the Investors' Rights Agreement with respect to the issuance of the Warrant or Series B Preferred Stock issuable upon exercise of the Warrant.

       4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Investors' Rights Agreement, as amended) under the Investors' Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Investors' Rights Agreement, as amended). For purposes of the Investors' Rights Agreement, as amended hereby, Venture lending and any other holder of the Warrant and the Series B Preferred Stock issuable upon exercise thereof shall be deemed to be the record holder or holders of the Registrable Securities issuable directly or indirectly upon exercise and conversion thereof.

       5. Continued Effect. Except as otherwise expressly provided herein, the Investors' Rights Agreement will continue in full force and effect, in accordance with its terms.

        6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Investors' Rights Agreement.

        The parties have executed this Amendment as of the date first above written.

                                        FOUNDER:

                                        /s/ WILLIAM G. PASEMAN
                                        ----------------------------------
                                        William G. Paseman


                                        INVESTOR:

                                        Name:
                                              ----------------------------
                                                 (Please print or type)

                                        Signature:
                                                   -----------------------

                                        Address:
                                                 -------------------------
                                                 (Please print or type)


                                        COMPANY:
                                        CALICO TECHNOLOGY, INC.

                                        By:   /s/ ROBERT PAYNE
                                            ------------------------------

                                        Title:  CEO
                                               ---------------------------

                            AMENDMENT NUMBER FOUR TO
                          INVESTORS' RIGHTS AGREEMENT

     This Amendment Number Four to Investors' Rights Agreement (this "Amendment") is made as of July 23, 1997, by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), and the persons identified on Schedule A attached hereto ("Investors").

                                    Recitals

     A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreements dated as of May 26, 1995 entered into an Investors' Rights Agreement dated May 26, 1995 with Founder and the Company ("Investor's Rights Agreement").

     B. The Company entered into Amendment Number One of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving an equipment lease line.

     C. Certain investors who purchased shares of Series B Preferred Stock of the Company pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of June 7, 1996 entered into Amendment Number Two of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     D. The Company entered into Amendment Number Three of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving a loan (the Investors' Rights Agreement, as previously amended hereafter referred to as the "Amended Rights Agreement.")

     E. The Company, and the Investors are entering into a Series C Preferred Stock Purchase Agreement dated as of the date of this Amendment (the "Series C Purchase Agreement"), pursuant to which, subject to the satisfaction of certain conditions, the Investors are agreeing to purchase from the Company a total of up to 1,388,890 shares of Series C Preferred Stock of the Company on the terms set forth in the Series C Purchase Agreement.

     F. In connection with a loan (the "Loan") from Comerica Bank-California ("Comerica"), the Company will issue a warrant to Comerica (the "Warrant") to acquire shares of the Company's Series B Preferred Stock.

     G. As a condition of the Loan, the Company has agreed to grant Comerica registration rights with respect to shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock issuable upon exercise of the Warrant.

     H. The parties to the Amended Rights Agreements desire that Comerica and each Investor purchasing shares of Series C Preferred Stock pursuant to the Series C Purchase Agreement have all rights of "Investors" under the Amended Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   Agreement

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms used herein will have the meanings set forth in the Investors' Rights Agreement.

     2.   Investors' Rights and Obligations.

          (a) Effective upon: (i) the purchase by any Investor of shares of the Company's Series C Preferred Stock at the closing of the sale and purchase of shares under the Series C Purchase Agreement (or the issuance of the Warrant to Comerica, as the case may be; (ii) the execution and delivery by such Investor (or by Comerica, as the case may be) of a signature page to this Amendment countersigned by the Founder and the Company; and (iii) the satisfaction of the conditions set forth in Section 3 of this Amendment, such Investor (and Comerica, as the case may be) will be an "Investor" for all purposes of the Amended Rights Agreement, as amended hereby, and the following sections of the Amended Rights Agreement will be amended as follows:

          Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

               (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture
               Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), (v) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Comerica (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Comerica), and (vi) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (iii), (iv) or (v) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned."

     Section 1.1(q) will be amended by deleting such provision in its entirety and replacing it with the following:

               (q) "Shares" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock.

     Section 2.1(c) will be amended by deleting such provision in its entirety and replacing it with the following:

               (c) so long as such Investor holds at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) within thirty
     (30) days of the end of each month, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of such month, in reasonable detail;

     Section 2.1(d) will be amended by deleting such provision in its entirety and replacing it with the following:

               (d) so long as such Investor holds at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year prepared on a monthly basis, including balance sheets and a statement of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company;

     Section 2.2 will be amended by deleting such provision in its entirety and replacing it with the following:

     For so long as an Investor holds at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section
     2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless the recipient is not a competitor of the Company and signs an appropriate nondisclosure agreement.

          Section 2.3 will be amended by deleting the first paragraph of such section in its entirety and replacing it with the following:

          The Company hereby grants to each Holder who owns a minimum aggregate of 300,000 Shares or shares of Common Stock issued upon conversion of the Shares (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) (such Holder for the purposes of this Section 2.3 hereafter referred to as a "Qualifying Holder") the right of first refusal to purchase a pro rata share of New Securities (as defined in this Section 2.3) which the Company may, from time to time, propose to sell and issue. A Qualifying Holder's pro rata share, for purposes of this right of first refusal, is the ratio of the number of shares of Common Stock owned by such Qualifying Holder immediately prior to the issuance of New Securities, assuming full conversion of the Shares, to the total number of shares of Common Stock outstanding immediately prior to the issuance of New Securities, assuming full conversion of the Shares and exercise of all outstanding rights, options and warrants to acquire Common Stock of the Company. Each Qualifying Holder shall have a right of over-allotment such that if any Qualifying Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities, the other Qualifying Holders may purchase the non-purchasing Qualifying Holder's portion on a pro rata basis within ten (10) days from the date of such non-purchasing Qualifying Holder fails to exercise its right hereunder to purchase its pro rata share of New Securities. This right of first refusal shall be subject to the following provisions:

          Sections 2.3(b), (c), (d) and (e) will be amended by deleting such provisions in their entirety and replacing them with the following:

               (b) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Qualifying Holder written notice of its intention, describing the type of New Securities, and their price and the general terms upon which the Company proposes to issue the same. Each Qualifying Holder shall have twenty (20) days after any such notice is effective to agree to purchase such Qualifying Holder's pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

               (c) In the event the Qualifying Holders fail to exercise fully the right of first refusal within said twenty (20) day period, and after the expiration of the ten (10) day period for the exercise of the over-allotment provisions of this Section 2.3, the Company shall have sixty (60) days thereafter to sell or enter into an agreement (pursuant to which the sale of New Securities covered thereby shall be closed, if at all, within sixty (60) days from the date of said agreement) to sell the

          New Securities respecting which the Qualifying Holders' right of first refusal option set forth in this Section 2.3 was not exercised, at a price and upon terms no more favorable to the purchasers thereof than specified in the Company's notice to Qualifying Holders pursuant to Section 2.3(b). In the event the Company has not sold within said sixty (60) day period or entered into an agreement to sell the New Securities within said sixty (60) day period (or sold and issued New Securities in accordance with the foregoing within sixty (60) days from the date of said agreement), the Company shall not thereafter issue or sell any New Securities, without first again offering such securities to the Qualifying Holders in the manner provided in
          Section 2.3(b) above.

               (d) The right of first refusal granted under this Agreement shall expire upon, and shall not be applicable to, the first sale of Common Stock of the Company to the public effected pursuant to a registration statement filed with, and declared effective by, the Commission under the Securities Act, with a price per share in at least equal to $7.20 per share and aggregate proceeds in excess of $15,000,000.

               (e) The right of first refusal set forth in this Section 2.3 may not be assigned or transferred, except that such right is assignable (i) to any wholly-owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Securities Act, controlling, controlled by or under common control with, any Holder and (ii) between and among any of the Holders.

          The following provision shall be added as a new Section 2.10:


               2.10 Board Meeting Observer. Integral Capital Partners ("Integral") shall be entitled to receive notice of all meetings of the Board of Directors of the Company (the "Board") and an Integral's option, upon prior notice to the Company, may designate an individual (reasonably acceptable to the Company) to attend any and all such meetings of the Board as an observer. Such designated individual shall not be permitted to vote on any matters under consideration by the Board and shall be bound by obligations of confidentiality pursuant to a written nondisclosure agreement in a form acceptable to the Company. The Company will provide such designated individual with copies of all notices, minutes and other material that it provides to its directors in connection with such meetings at the time such information is provided to the directors. This Section 2.10 shall not be amended without written consent of Integral Capital Partners.

     3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Amended Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in
Section 2.3 of the Amended Rights Agreement with respect to the issuance of the Series C Preferred Stock pursuant to the Series C Purchase Agreement.

        4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Amended Rights Agreement) under the Amended Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Amended Rights Agreement). For purposes of the Amended Rights Agreement, as amended hereby, Comerica and any other holder of the Warrant and the Series B Preferred Stock issuable upon exercise thereof shall be deemed to be the record holder or holders of the Registrable Securities issuable directly or indirectly upon exercise and conversion thereof.

        5. Continued Effect. Except as otherwise expressly provided herein, the Amended Rights Agreement will continue in full force and effect, in accordance with its terms.

        6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Amended Rights Agreement.

        The parties have executed this Amendment as of the date first above written.

                                        FOUNDER:

                                        /s/ William G. Paseman
                                        ----------------------------------
                                        William G. Paseman


                                        INVESTOR:

                                        Name:
                                              ----------------------------
                                                 (Please print or type)

                                        Signature:
                                                   -----------------------

                                        Address:
                                                 -------------------------
                                                 (Please print or type)


                                        COMPANY:
                                        CALICO TECHNOLOGY, INC.

                                        By:   /s/ Robert Payne
                                            ------------------------------

                                        Title:  President
                                               ---------------------------

                            AMENDMENT NUMBER FIVE TO
                          INVESTORS' RIGHTS AGREEMENT

     This Amendment Number Five to Investors' Rights Agreement (this "Amendment") is made as of August 21, 1998 by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), David J. Cardinal, as representatives of the shareholders of FirstFloor Software Inc. ("FirstFloor") and the persons identified on Schedule A attached hereto ("Investors").

                                    Recitals

     A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreements dated as of May 26, 1995 entered into an Investors' Rights Agreement dated May 26, 1995 with Founder and the Company (the "Investors' Rights Agreement").

     B. The Company entered into Amendment Number One of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving an equipment lease line.

     C. Certain investors who purchased shares of Series B Preferred Stock of the Company pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of June 7, 1996 entered into Amendment Number Two of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     D. The Company entered into Amendment Number Three of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving a loan.

     E. Certain investors who purchased shares of Series C Preferred Stock of the Company pursuant to the Company's Series C Preferred Stock Purchase Agreement dated as of July 23, 1997 entered into Amendment Number Three of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     F. In connection with a loan from Comerica Bank-California ("Comerica"), the Company issued a warrant to Comerica (the "Warrant") to acquire shares of the Company's Series B Preferred Stock and the Company Agreed to grant Comerica registration rights with respect to shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock issuable upon exercise of the Warrant by also entering into Amendment Number Three of the Investors' Rights Agreement with Comerica (the Investors' Rights Agreement, as previously amended hereafter referred to as the "Amended Rights Agreement.")

     G. The Company, FirstFloor and certain shareholders of FirstFloor entered into an Agreement and Plan of Reorganization dated as of June 23, 1998 (the "Merger Agreement") whereby a wholly-owned subsidiary of the Company ("Sub") will be merged with and into

FirstFloor with FirstFloor continuing as the surviving corporation (the "Merger"), and upon the effectiveness of the Merger, the holders of the capital stock and options of FirstFloor shall be entitled to receive shares of the Company's Series D Preferred Stock and options therefor, respectively.

     H. The parties to the Amended Rights Agreements desire that each FirstFloor shareholder and option holder receiving shares of the Company's Series D Preferred Stock or options therefor ("FirstFloor Shareholder") have all rights of "Investors" under the Amended Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   AGREEMENT

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms used herein will have the meanings set forth in the Amended Rights Agreement.

     2.   Investors' Rights and Obligations.

          (a) Effective upon: (i) the closing of the Merger under the Merger Agreement; (ii) the execution and delivery by David J. Cardinal, as the Shareholder Representative (as defined in the Merger Agreement) of a signature page to this Amendment; and (iii) the satisfaction of the conditions set forth in Section 4 of this Amendment, each FirstFloor Shareholder will be an "Investor" for all purposes of the Amended Rights Agreement, as amended hereby, and the following sections of the Amended Rights Agreement will be amended as follows:

          Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

               (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), (v) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Comerica (including the Series B

              Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Comerica), (vi) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series D Preferred Stock issued pursuant to options assumed pursuant to the Merger Agreement (including the Series D Preferred Stock issuable upon exercise of such options), and (vii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
              as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i),
              (iii), (iv), (v) or (vi) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

         Section 1.1(q) will be amended by deleting such provision in its entirety and replacing it with the following:

              (q) "Shares" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

         The reference to "Section 1.2(b)" in the second paragraph of Section 1.2(b) is hereby deleted and replaced with "Section 1.2(d)."

         Section 1.5(a) will be amended by deleting such provision in its entirety and replacing it with the following:

              (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, in addition to the rights contained in the foregoing provisions of this Section 1, the Holders of Registrable Securities shall have the right to request registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to effect any registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at any aggregate price to the public of less than $500,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.2(b) (but subject to the limitations set forth therein) or (iii) in a given twelve (12) month period, after the Company has effected two (2) such registrations pursuant to this Section 1.5(a) and such registrations have been ordered or declared effective.

               Section 1.13 will be amended by deleting the first clause of the first sentence and replacing it with the following:

                    In any circumstance in which all of the Registrable Securities requested to be included in a registration on behalf of the Holders or other selling shareholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities which may be so included, the number of shares of Registrable Securities which may be so allocated among the Holders requesting inclusion of shares shall be allocated pro rata on the basis of the number of shares of Registrable Securities that would be held by such Holders, assuming conversion;

               Section 3.3 will be amended by changing "Registrable Shares" to "Registrable Securities."

     3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Amended Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in
Section 2.3 of the Amended Rights Agreement with respect to the issuance of the Series D Preferred Stock and options to purchase Series D Preferred Stock pursuant to the Merger Agreement, including shares issuable upon conversion of the FirstFloor convertible notes as contemplated by Section 10.12 of the Merger Agreement.

     4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Amended Rights Agreement) under the Amended Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Amended Rights Agreement).

     5. Continued Effect. Except as otherwise expressly provided herein, the Amended Rights Agreement will continue in full force and effect, in accordance with its terms.

     6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Amended Rights Agreement.

        The parties have executed this Amendment as of the date first above written.

FOUNDER:                                        /s/ WILLIAM G. PASEMAN
                                                -------------------------------
                                                William G. Paseman

INVESTOR:                                       Name:
                                                     --------------------------
                                                        (Please print or type)

                                                Signature:
                                                           --------------------

                                                Address:
                                                         ----------------------
                                                         (Please print or type)

COMPANY:                                        CALICO TECHNOLOGY, INC.

                                                By:  /s/ ALAN P. NAUMANN
                                                    ---------------------------

                                                Title: President & CEO
                                                       ------------------------

FIRSTFLOOR SHAREHOLDER
REPRESENTATIVE:                                 -------------------------------
                                                David J. Cardinal

                            AMENDMENT NUMBER SIX TO
                          INVESTORS' RIGHTS AGREEMENT

     This Amendment Number Six to Investors' Rights Agreement (this "Amendment") is made as of September 4, 1998 by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), David J. Cardinal, as representative of the former shareholders of FirstFloor Software Inc. ("FirstFloor") and the persons identified on Schedule A attached hereto ("Investors").

                                    Recitals

     A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreements dated as of May 26, 1995 entered into an Investors' Rights Agreement dated May 26, 1995 with Founder and the Company (the "Investors' Rights Agreement").

     B. The Company entered into Amendment Number One of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving an equipment lease line.

     C. Certain investors who purchased shares of Series B Preferred Stock of the Company pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of June 7, 1996 entered into Amendment Number Two of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     D. The Company entered into Amendment Number Three of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving a loan.

     E. Certain investors who purchased shares of Series C Preferred Stock of the Company pursuant to the Company's Series C Preferred Stock Purchase Agreement dated as of July 23, 1997 entered into Amendment Number Four of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     F. In connection with a loan from Comerica Bank-California ("Comerica"), the Company issued a warrant to Comerica (the "Warrant") to acquire shares of the Company's Series B Preferred Stock and the Company agreed to grant Comerica registration rights with respect to shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock issuable upon exercise of the Warrant by also entering into Amendment Number Four of the Investors' Rights Agreement with Comerica.

     G. The Company, FirstFloor and certain shareholders of FirstFloor entered into an Agreement and Plan of Reorganization dated as of June 23, 1998 (the "Merger Agreement") whereby a wholly-owned subsidiary of the Company ("Sub") was merged with and into FirstFloor with FirstFloor continuing as the surviving corporation (the "Merger"), and upon the effectiveness of the Merger, the holders of the capital stock and options of FirstFloor were entitled to receive shares of the Company's Series D Preferred Stock and options therefor, respectively.

     H. In connection with the Merger, the Company entered into Amendment Number Five of the Investors' Rights Agreement to grant rights of "Investors" thereunder to each FirstFloor shareholder and option holder receiving shares of the Company's Series D Preferred Stock or options therefor ("FirstFloor Shareholder")(the Investors' Rights Agreement, as previously amended hereafter referred to as the "Amended Rights Agreement").

     I. The Company and certain investors are entering into a Series E Preferred Stock Purchase Agreement dated as of the date of this Amendment (the "Series E Purchase Agreement"), pursuant to which, subject to the satisfaction of certain conditions, the investors are agreeing to purchase from the Company a total of up to 1,796,110 shares of Series E Preferred Stock of the Company on the terms set forth in the Series E Purchase Agreement.

     J. The parties to the Amended Rights Agreement desire that each investor purchasing shares of Series E Preferred Stock pursuant to the Series E Purchase Agreement have all rights of "Investors" under the Amended Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   Agreement

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1.   Definitions.    Unless otherwise defined or specified in this
Amendment, all capitalized terms used herein will have the meanings set forth in the Amended Rights Agreement.

     2.   Investor's Rights and Obligations.

          (a) Effective upon: (i) the purchase by any Investor of shares of the Company's Series E Preferred Stock at the closing of the sale and purchase of shares under the Series E Purchase Agreement; (ii) the execution and delivery by such Investor of a signature page to this Amendment; and (iii) the satisfaction of the conditions set forth in Section 4 of this Amendment, such Investor will be an "Investor" for all purposes of the Amended Rights Agreement, as amended hereby, and the following sections of the Amended Rights Agreement will be amended as follows:

          Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

               (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"),
               (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), (v) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Comerica (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Comerica), (vi) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series D Preferred Stock issued pursuant to options assumed pursuant to the Merger Agreement (including the Series D Preferred Stock issuable upon exercise of such options), and
               (vii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i),
               (iii), (iv), (v) or (vi) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

          Section 1.1(q) will be amended by deleting such provision in its entirety and replacing it with the following:

               (q) "Shares" shall mean the Company's Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock and Series E Preferred Stock.

          Section 2.1(c) will be amended by deleting such provision in its entirety and replacing it with the following:

               (c) So long as such Investor holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), an Investor may request that the Company deliver, as soon as practicable, but in any event within thirty (30) days after the Company's receipt of the request, an unaudited income statement and a statement of cash flows and balance sheet for and as of the end of each month, in reasonable detail (except that Investors holding at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) shall receive the foregoing financial statements from the Company without having to request them);

          Section 2.1(d) will be amended by deleting such provision in its entirety and replacing it with the following:

               (d) so long as such Investor holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), an Investor may request that the Company deliver, as soon as practicable, but in any event within thirty (30) days after the Company's receipt of the request, a budget and business plan for the next fiscal year prepared on a monthly basis, including balance sheets and a statement of cash flows for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company (except that Investors holding at least 300,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations) shall receive the foregoing financial statements from the Company without having to request them);

          Section 2.2 will be amended by deleting such provision in its entirety and replacing it with the following:

          For so long as an Investor holds at least 100,000 shares of Registrable Securities (subject to appropriate adjustment for stock splits, stock dividends, combinations and other recapitalizations), the Company shall permit such Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information unless the recipient is not a competitor of the Company and signs an appropriate nondisclosure agreement.

     3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Amended Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in
Section 2.3 of the Amended Rights Agreement with respect to the issuance of the Series E Preferred Stock.

     4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Amended Rights Agreement) under the Amended Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Amended Rights Agreement).

     5. Continued Effect. Except as otherwise expressly provided herein, the Amended Rights Agreement will continue in full force and effect, in accordance with its terms.

     6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Amended Rights Agreement.

                           AMENDMENT NUMBER SEVEN TO
                          INVESTORS' RIGHTS AGREEMENT

     This Amendment Number Seven to Investors' Rights Agreement (the "Amendment") is made as of March 5, 1999 by and among Calico Technology, Inc., a California corporation (the "Company"), William G. Paseman (the "Founder"), David J. Cardinal, as representative of the former shareholders of FirstFloor Software Inc. ("FirstFloor") and the persons identified on Schedule A attached hereto ("Investors").

                                    Recitals

     A. Certain investors who purchased shares of Series A Preferred Stock of the Company pursuant to the Company's Series A Preferred Stock Purchase Agreements dated as of May 26, 1995 entered into an Investors' Rights Agreement dated May 26, 1995 with Founder and the Company (the "Investors' Rights Agreement").

     B. The Company entered into Amendment Number One of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving an equipment lease line.

     C. Certain investors who purchased shares of Series B Preferred Stock of the Company pursuant to the Company's Series B Preferred Stock Purchase Agreement dated as of June 7, 1996 entered into Amendment Number Two of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     D. The Company entered into Amendment Number Three of the Investors' Rights Agreement to grant rights of "Investors" thereunder to an entity in connection with receiving a loan.

     E. Certain investors who purchased shares of Series C Preferred Stock of the Company pursuant to the Company's Series C Preferred Stock Purchase Agreement dated as of July 23, 1997 entered into Amendment Number Four of the Investors' Rights Agreement to receive rights of "Investors" thereunder.

     F. In connection with a loan from Comerica Bank-California ("Comerica"), the Company issued a warrant to Comerica (the "Warrant") to acquire shares of the Company's Series B Preferred Stock and the Company agreed to grant Comerica registration rights with respect to shares of the Company's Common Stock issuable upon conversion of the Series B Preferred Stock issuable upon exercise of the Warrant by also entering into Amendment Number Four of the Investors' Rights Agreement with Comerica.

     G. The Company, FirstFloor and certain shareholders of FirstFloor entered into an Agreement and Plan of Reorganization dated as of June 23, 1998 (the "Merger Agreement") whereby a wholly-owned subsidiary of the Company ("Sub") was merged with and into

FirstFloor with FirstFloor continuing as the surviving corporation (the "Merger"), and upon the effectiveness of the Merger, the holders of the capital stock and options of FirstFloor were entitled to receive shares of the Company's Series D Preferred Stock and options therefor, respectively.

     H. In connection with the Merger, the Company entered into Amendment Number Five of the Investors' Rights Agreement to grant rights of "Investors" thereunder to each FirstFloor shareholder and option holder receiving shares of the Company's Series D Preferred Stock or options therefor ("FirstFloor Shareholder") (the Investors' Rights Agreement, as previously amended hereafter referred to as the "Amended Rights Agreement").

     I. Certain investors who purchased shares of Series E Preferred Stock of the Company pursuant to the Company's Series E Preferred Stock Purchase Agreement dated as of September 4, 1998 entered into Amendment Number Six of the Investors' Rights Agreement to receive rights of "Investors" thereunder (the Investors' Rights Agreement, as previously amended hereafter referred to as the "Amended Rights Agreement").

     J. The Company and a certain investor are entering into a Stock Purchase Agreement dated as of the date of this Amendment (the "Stock Purchase Agreement"), pursuant to which, subject to the satisfaction of certain conditions, the investor is agreeing to purchase from the Company a total of up to 701,755 shares of common stock of the Company on the terms set forth in the Stock Purchase Agreement.

     K. The parties to the Amended Rights Agreement desire that the investor purchasing shares of Common Stock pursuant to the Stock Purchase Agreement have all rights of "Investors" under the Amended Rights Agreement, as amended hereby, on the terms set forth in this Amendment.

                                   Agreement

     The parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. Unless otherwise defined or specified in this Amendment, all capitalized terms used herein will have the meanings set forth in the Amended Rights Agreement.

     2.   Investor's Rights and Obligations.

          (a) Effective upon: (i) the purchase by any Investor of shares of the Company's Common Stock at the closing of the sale and purchase of shares under the Stock Purchase Agreement; (ii) the execution and delivery by such Investor of a signature page to this Amendment; and (iii) the satisfaction of the conditions set forth in Section 4 of this Amendment, such Investor will be an "Investor" for all purposes of the Amended Rights Agreement, as amended hereby, and the following sections of the Amended Rights Agreement will be amended as follows:

     Section 1.1(j) will be amended by deleting such provision in its entirety and replacing it with the following:

          (j) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, (ii) except for purposes of Sections 1.2, 1.4, 1.5 and 1.11, any shares of Common Stock of the Company held by the Founder (the "Founder's Shares"), (iii) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series A Preferred Stock now or hereafter held by Lighthouse (including the Series A Preferred Stock issuable upon exercise of the warrants to purchase Series A Preferred Stock held by Lighthouse), (iv) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Venture Lending (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Venture Lending), (v) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series B Preferred Stock now or hereafter held by Comerica (including the Series B Preferred Stock issuable upon exercise of the warrants to purchase Series B Preferred Stock held by Comerica), (vi) all shares of Common Stock of the Company issued or issuable upon conversion of the shares of Series D Preferred Stock issued pursuant to options assumed pursuant to the Merger Agreement (including the Series D Preferred Stock issuable upon exercise of such options), (vii) any shares of Common Stock issued pursuant to the Stock Purchase Agreement, and (viii) any shares of Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i), (iii), (iv), (v), (vi) or
          (vii) above; provided, however, that Registrable Securities shall not include any shares of Common Stock that have previously been registered or that have otherwise been sold to the public and excluding in all cases any Registrable Securities sold by a person in a transaction in which his rights under this Section 1 are not assigned.

     3. Waiver of Right of First Refusal. In executing this Amendment, the undersigned Investors (as defined in the Amended Rights Agreement) and Founder waive compliance with the terms of the right of first refusal set forth in
Section 2.3 of the Amended Rights Agreement with respect to the issuance of the Common Stock pursuant to the Stock Purchase Agreement.

     4. Effectiveness of Amendment. This Amendment will not be effective unless this Amendment (or a separate consent with the same purpose) has been executed and delivered by the Founder, the Company and Investors (as defined in the Amended Rights Agreement) under the Amended Rights Agreement holding of record at least 50% of the Registrable Securities (as defined in the Amended Rights Agreement).

     5. Continued Effect. Except as otherwise expressly provided herein, the Amended Rights Agreement will continue in full force and effect, in accordance with its terms.

     6. Miscellaneous. This Amendment will be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. This Amendment constitutes the full and entire understanding and agreement among the parties with regard to the subjects hereof and supersedes all prior written and oral agreements, representations and commitments, if any, among the parties with respect to such subjects. This Amendment may be executed in any number of counterparts, each of which will be an original, but all of which together will constitute one instrument. Any provision of this Amendment may be waived or modified only in accordance with the provisions set forth in
Section 3.3 of the Amended Rights Agreement.

     The parties have executed this Amendment as of the date first above written.



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